EXHIBIT 32.2

CERTIFICATION PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of JRjr 33, Inc. (the “Registrant”) hereby certifies, to such officer’s knowledge, that:

(1)    the accompanying Annual Report on Form 10-K of the Registrant for the year ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 27, 2016                    By:    /s/ Christopher L. Brooks
                                   Name:    Christopher L. Brooks
                                  Title:    Chief Financial Officer
(Principal Financial Officer)